UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2021

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U.S. Well Services, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-38025	81-1847117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1360 Post Oak Boulevard
Suite 1800

Houston, TX 77056

(Address of principal executive offices)

(832) 562-3730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	USWS	NASDAQ Capital Market
Warrants	USWSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 23, 2021, U.S. Well Services, Inc. (the “Company”) issued a press release announcing it received a written notice from the Nasdaq Stock Market LLC (“Nasdaq”) on February 22, 2021 confirming that the Company has regained compliance with the $1.00 minimum bid price requirement for continued listing on Nasdaq set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) and that the Company is in compliance with other applicable requirements as required for listing on the Nasdaq. Accordingly, the Nasdaq Hearings Panel (the “Panel”) has determined to continue the listing of the Company’s securities on Nasdaq. As previously announced, the Company had earlier appealed the Nasdaq staff’s determination that it was not in compliance with the Minimum Bid Price Rule to the Panel.

The Nasdaq Hearings Panel (the “Panel”) has determined to impose a monitoring period, pursuant to Nasdaq Listing Rule 5815(d)(4)(A), until August 23, 2021 (the “Panel Monitor”). During the Panel Monitor, the Company shall be under an obligation to notify the Panel in writing, in the event of a closing bid price below $1.00 on any trading day, and in the event the Company falls out of compliance with any other applicable listing requirement. Should the Company evidence a closing bid price of less than $1.00 per share for 30 consecutive trading days at any point during the Panel Monitor, the Panel (or a newly convened panel if the initial panel is unavailable) will provide written notice to the Company that it will promptly conduct a hearing with regards to this deficiency. The Company would then have the opportunity to respond/present to the Panel as provided by Listing Rule 5815(d)(4)(A).

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit

NumberDescription

99.1	Press Release dated February 23, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. Well Services, Inc.

Dated: February 23, 2021	By:	/s/ Kyle O’Neill
	Name:	Kyle O’Neill
	Title:	Chief Financial Officer